UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2009

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2009, Jarden Corporation (the “Company” or “Jarden”) entered into an Extended Revolving Credit Sub-Commitment Agreement (the “Sub-Commitment Agreement”) pursuant to the terms of that certain Credit Agreement, dated as of January 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, as borrower, the lenders and letter of credit issuers party thereto from time to time, Deutsche Bank AG New York Branch, as administrative agent for the lenders and letter of credit issuers, Citicorp USA, Inc., as syndication agent for the lenders and letter of credit issuers and Bank of America, N.A., National City Bank of Indiana and SunTrust Bank, as co-documentation agents for the lenders and letter of credit issuers.

Pursuant to the terms of the Sub-Commitment Agreement, the Company extended the maturity date to January 24, 2012 of revolving loans under the Credit Agreement in an aggregate amount of $100.0 million. In connection therewith, the Company permanently reduced its existing revolver loan commitments under the Credit Agreement in an amount equal to $184.0 million.

A copy of the Sub-Commitment Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Sub-Commitment Agreement and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Sub-Commitment Agreement, a copy of which is attached hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Form 8-K, which discussion is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Extended Revolving Credit Sub-Commitment Agreement, dated as of August 4, 2009, among Jarden Corporation, Deutsche Bank AG New York Branch, as administrative agent, and each lender identified on the signature pages thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2009

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President,
General Counsel and Secretary

Exhibit Index

Number	Exhibit
10.1	Extended Revolving Credit Sub-Commitment Agreement, dated as of August 4, 2009, among Jarden Corporation, Deutsche Bank AG New York Branch, as administrative agent, and each lender identified on the signature pages thereto.